                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT



                                                 Settlement Date         6/30/01
                                                 Determination Date      7/11/01
                                                 Distribution Date       7/16/01


I.    All Payments on the Contracts                                                                                    9,008,355.73
II.   All Liquidation Proceeds on the Contracts with respect to Principal                                                173,064.95
III.  Repurchased Contracts                                                                                                    0.00
IV.   Investment Earnings on Collection Account                                                                                0.00
V.    Servicer Monthly Advances                                                                                          167,183.89
VI.   Distribution from the Reserve Account                                                                                    0.00
VII.  Deposits from the Pay-Ahead Account (including Investment Earnings)                                                141,512.58
VIII. Transfers to the Pay-Ahead Account                                                                                (122,399.90)

IX.   Less:  Investment Earnings distributions                                                                                 0.00
        (a)  To Sellers with respect to the Collection Account                                                                 0.00
        (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                       $   9,367,717.25
                                                                                                                   ================

DISTRIBUTION AMOUNTS                                  Cost per $1000
--------------------                                  --------------
1. (a)  Class A-1 Note Interest Distribution                                             0.00
   (b)  Class A-1 Note Principal Distribution                                            0.00
        Aggregate Class A-1 Note Distribution            0.00000000                                                0.00

2. (a)  Class A-2 Note Interest Distribution                                             0.00
   (b)  Class A-2 Note Principal Distribution                                            0.00
        Aggregate Class A-2 Note Distribution            0.00000000                                                0.00

3. (a)  Class A-3 Note Interest Distribution                                             0.00
   (b)  Class A-3 Note Principal Distribution                                            0.00
        Aggregate Class A-3 Note Distribution            0.00000000                                                0.00

4. (a)  Class A-4 Note Interest Distribution                                             0.00
   (b)  Class A-4 Note Principal Distribution                                            0.00
        Aggregate Class A-4 Note Distribution            0.00000000                                                0.00

5. (a)  Class A-5 Note Interest Distribution                                             0.00
   (b)  Class A-5 Note Principal Distribution                                            0.00
        Aggregate Class A-5 Note Distribution            0.00000000                                                0.00

6. (a)  Class A-6 Note Interest Distribution                                             0.00
   (b)  Class A-6 Note Principal Distribution                                            0.00
        Aggregate Class A-6 Note Distribution            0.00000000                                                0.00

7. (a)  Class A-7 Note Interest Distribution                                        48,972.99
   (b)  Class A-7 Note Principal Distribution                                    7,340,961.02
        Aggregate Class A-7 Note Distribution          129.64796503                                        7,389,934.01

8. (a)  Class A-8 Note Interest Distribution                                       441,291.67
   (b)  Class A-8 Note Principal Distribution                                            0.00
        Aggregate Class A-8 Note Distribution            5.19166667                                          441,291.67

9. (a)  Class A-9 Note Interest Distribution                                       321,266.67
   (b)  Class A-9 Note Principal Distribution                                            0.00
        Aggregate Class A-9 Note Distribution            5.26666667                                          321,266.67

10.(a)  Class A-10 Note Interest Distribution                                      345,041.67
   (b)  Class A-10 Note Principal Distribution                                           0.00
        Aggregate Class A-10 Note Distribution           5.30833333                                          345,041.67

11.(a)  Class B Certificate Interest Distribution                                  244,679.31
   (b)  Class B Certificate Principal Distribution                                       0.00
        Aggregate Class B Certificate Distribution       5.45000000                                          244,679.31

12.Servicer Payment
   (a)  Servicing Fee                                                              110,611.06
   (b)  Reimbursement of prior Monthly Advances                                    247,751.43
          Total Servicer Payment                                                                             358,362.49

13.Deposits to the Reserve Account                                                                           267,141.44

Total Distribution Amount                                                                          $       9,367,717.25
                                                                                                   ====================
Reserve Account distributions:

   (a)  Amounts to the Sellers (Chase USA) from Excess Collections                  34,274.25
   (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections      232,867.19
   (c)  Distribution from the Reserve Account to the Sellers(Chase USA)              3,884.13
   (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)  26,389.66
                     Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                  $         297,415.23
                                                                                                   ====================


                 INTEREST
------------------------------------------
1.   Current Interest Requirement
        (a) Class A-1 Notes      @ 5.598%                                                0.00
        (b) Class A-2 Notes      @ 5.852%                                                0.00
        (c) Class A-3 Notes      @ 5.919%                                                0.00
        (d) Class A-4 Notes      @ 6.020%                                                0.00
        (e) Class A-5 Notes      @ 6.050%                                                0.00
        (f) Class A-6 Notes      @ 6.130%                                                0.00
        (g) Class A-7 Notes      @ 6.140%                                           48,972.99
        (h) Class A-8 Notes      @ 6.230%                                          441,291.67
        (i) Class A-9 Notes      @ 6.320%                                          321,266.67
        (j) Class A-10 Notes     @ 6.370%                                          345,041.67
            Aggregate Interest on Notes                                                                    1,156,572.99
        (k) Class B Certificates @ 6.540%                                                                    244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                              0.00
        (b) Class A-2 Notes                                                              0.00
        (c) Class A-3 Notes                                                              0.00
        (d) Class A-4 Notes                                                              0.00
        (e) Class A-5 Notes                                                              0.00
        (f) Class A-6 Notes                                                              0.00
        (g) Class A-7 Notes                                                              0.00
        (h) Class A-8 Notes                                                              0.00
        (i) Class A-9 Notes                                                              0.00
        (j) Class A-10 Notes                                                             0.00
        (k) Class B Certificates                                                         0.00

3.   Total Distribution of Interest                           Cost per $1000
                                                              --------------
        (a) Class A-1 Notes                                     0.00000000               0.00
        (b) Class A-2 Notes                                     0.00000000               0.00
        (c) Class A-3 Notes                                     0.00000000               0.00
        (d) Class A-4 Notes                                     0.00000000               0.00
        (e) Class A-5 Notes                                     0.00000000               0.00
        (f) Class A-6 Notes                                     0.00000000               0.00
        (g) Class A-7 Notes                                     0.85917521          48,972.99
        (h) Class A-8 Notes                                     5.19166667         441,291.67
        (i) Class A-9 Notes                                     5.26666667         321,266.67
        (j) Class A-10 Notes                                    5.30833333         345,041.67
            Total Aggregate Interest on Notes                                                              1,156,572.99
        (k) Class B Certificates                                5.45000000                                   244,679.31



                 PRINCIPAL
--------------------------------------------
                                                          No. of Contracts
                                                          ----------------
1.   Amount of Stated Principal Collected                                         2,978,150.19
2.   Amount of Principal Prepayment Collected                      257            4,013,154.62
3.   Amount of Liquidated Contract                                  10              349,656.21
4.   Amount of Repurchased Contract                                  0                    0.00

       Total Formula Principal Distribution Amount                                                         7,340,961.02

5.   Principal Balance before giving effect to Principal Distribution                      Pool Factor
                                                                                           -----------
        (a) Class A-1 Notes                                                                 0.0000000              0.00
        (b) Class A-2 Notes                                                                 0.0000000              0.00
        (c) Class A-3 Notes                                                                 0.0000000              0.00
        (d) Class A-4 Notes                                                                 0.0000000              0.00
        (e) Class A-5 Notes                                                                 0.0000000              0.00
        (f) Class A-6 Notes                                                                 0.0000000              0.00
        (g) Class A-7 Notes                                                                 0.1679170      9,571,267.79
        (h) Class A-8 Notes                                                                 1.0000000     85,000,000.00
        (i) Class A-9 Notes                                                                 1.0000000     61,000,000.00
        (j) Class A-10 Notes                                                                1.0000000     65,000,000.00
        (k) Class B Certificates                                                            1.0000000     44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                        0.00
        (b) Class A-2 Notes                                                                                        0.00
        (c) Class A-3 Notes                                                                                        0.00
        (d) Class A-4 Notes                                                                                        0.00
        (e) Class A-5 Notes                                                                                        0.00
        (f) Class A-6 Notes                                                                                        0.00
        (g) Class A-7 Notes                                                                                        0.00
        (h) Class A-8 Notes                                                                                        0.00
        (i) Class A-9 Notes                                                                                        0.00
        (j) Class A-10 Notes                                                                                       0.00
        (k) Class B Certificates                                                                                   0.00

7.   Principal Distribution                                   Cost per $1000
                                                          -----------------------
        (a) Class A-1 Notes                                     0.00000000                                         0.00
        (b) Class A-2 Notes                                     0.00000000                                         0.00
        (c) Class A-3 Notes                                     0.00000000                                         0.00
        (d) Class A-4 Notes                                     0.00000000                                         0.00
        (e) Class A-5 Notes                                     0.00000000                                         0.00
        (f) Class A-6 Notes                                     0.00000000                                         0.00
        (g) Class A-7 Notes                                   128.78878982                                 7,340,961.02
        (h) Class A-8 Notes                                     0.00000000                                         0.00
        (i) Class A-9 Notes                                     0.00000000                                         0.00
        (j) Class A-10 Notes                                    0.00000000                                         0.00
        (k) Class B Certificates                                0.00000000                                         0.00

8.   Principal Balance after giving effect to Principal Distribution                       Pool Factor
                                                                                           -----------
        (a) Class A-1 Notes                                                                 0.0000000              0.00
        (b) Class A-2 Notes                                                                 0.0000000              0.00
        (c) Class A-3 Notes                                                                 0.0000000              0.00
        (d) Class A-4 Notes                                                                 0.0000000              0.00
        (e) Class A-5 Notes                                                                 0.0000000              0.00
        (f) Class A-6 Notes                                                                 0.0000000              0.00
        (g) Class A-7 Notes                                                                 0.0391282      2,230,306.77
        (h) Class A-8 Notes                                                                 1.0000000     85,000,000.00
        (i) Class A-9 Notes                                                                 1.0000000     61,000,000.00
        (j) Class A-10 Notes                                                                1.0000000     65,000,000.00
        (k) Class B Certificates                                                            1.0000000     44,895,285.54

                 POOL DATA                                                                      Aggregate
------------------------------------------
                                                                        No. of Contracts     Principal Balance
                                                                        ----------------     -----------------
1.   Pool Stated Principal Balance as of 6/30/01                            10,138            258,125,592.31

2.   Delinquency Information                                                                                       % Delinquent
                                                                                                                   ------------
              (a) 31-59 Days                                                   117              2,738,375.93          1.061%
              (b) 60-89 Days                                                    43              1,118,557.80          0.433%
              (c) 90-119 Days                                                   24                663,766.05          0.257%
              (d) 120 Days +                                                    74              2,301,898.72          0.892%


3.   Contracts Repossessed during the Due Period                                12                463,734.41

4.   Current Repossession Inventory                                             35              1,431,523.56

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables               10                349,656.21
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                173,064.95

       Total Aggregate Net Losses for the preceding Collection Period                           ------------
                                                                                                                          176,591.26

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                      1,687,798.98

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)         927                                     13,994,535.39

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                              9.189%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                 91.619



             TRIGGER ANALYSIS
--------------------------------------------

1.  (a)  Average Delinquency Percentage                2.026%
    (b)  Delinquency Percentage Trigger in effect ?                   YES

2.  (a)  Average Net Loss Ratio                        0.046%
    (b)  Net Loss Ratio Trigger in effect ?                           NO
    (c)  Net Loss Ratio (using ending Pool Balance)    0.086%

3.  (a)  Servicer Replacement Percentage               0.052%
    (b)  Servicer Replacement Trigger in effect ?                     NO


               MISCELLANEOUS
--------------------------------------------
1.   Monthly Servicing Fees                                                                                               110,611.06

2.   Servicer Advances                                                                                                    167,183.89

3.   (a)  Opening Balance of the Reserve Account                                                                        8,973,952.86
      (b)  Deposits to the Reserve Account                                                        267,141.44
      (c)  Investment Earnings in the Reserve Account                                              30,273.79
      (d)  Distribution from the Reserve Account                                                 (297,415.23)
      (e)  Ending Balance of the Reserve Account                                                                        8,973,952.86

4.   Specified Reserve Account Balance                                                                                  8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                        325,676.51
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                          122,399.90
      (c)  Investment Earnings in the Pay-Ahead Account                                                 0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                        (141,512.58)
      (e)  Ending Balance in the Pay-Ahead Account                                                                        306,563.83